Investment (Income) Expenses, Net (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2010
Component of Other Income, Nonoperating [Line Items]
Interest (income)	$ (5,031)	$ (5,058)	$ (4,035)
Loss (gain) on sale of marketable securities	862	(9,675)	(2,160)
Other-than-temporary impairment on securities	1,604	693	260
Dividend (income)	(1,621)	(1,642)	(1,641)
Investment (income) expense, net	$ (4,186)	$ (15,682)	$ (7,576)